JNL SERIES TRUST

JNL/Mellon Capital Consumer Staples Sector Fund
JNL/Mellon Capital Industrials Sector Fund
JNL/Mellon Capital Materials Sector Fund
JNL/Mellon Capital Real Estate Sector Fund

1 Corporate Way
Lansing, Michigan 48951

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NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 28, 2018

NOTICE IS HEREBY GIVEN that a Joint Special Meeting (the “Meeting”) of shareholders (the “Shareholders”) of the JNL Series Trust (the “Trust”), a Massachusetts business trust, will be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 on March 28, 2018 at 9:00 a.m., Eastern Time, to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1.
Shareholders of the JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, and JNL/Mellon Capital Real Estate Sector Fund of the JNL Series Trust, voting separately: To approve an amended fundamental policy regarding industry concentration (the “Amended Policy” or the “Proposal”).

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust (the “Board”) unanimously recommends that Shareholders vote FOR the Proposal.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only Shareholders of record at the close of business on February 2, 2018 (the “Record Date”), shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. The issuing insurers have fixed the close of business on March 26, 2018, as the last day on which voting instructions will be accepted.

The Meeting may be adjourned whether or not a quorum is present, by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of the Proposal to receive sufficient votes for approval.  No Shareholder vote shall be required for any adjournment.  No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting.  Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

By Order of the Board of Trustees,

Mark D. Nerud
Trustee, President, and Chief Executive Officer
February 15 , 2018
Lansing, Michigan

JNL SERIES TRUST

JNL/Mellon Capital Consumer Staples Sector Fund
JNL/Mellon Capital Industrials Sector Fund
JNL/Mellon Capital Materials Sector Fund
JNL/Mellon Capital Real Estate Sector Fund

1 Corporate Way
Lansing, Michigan 48951

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PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

February 15 , 2018

This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees (the “Trustees” or the “Board”) of JNL Series Trust (the “Trust”), a Massachusetts business trust, of proxies to be voted at a Special Meeting (the “Meeting”) of shareholders (the “Shareholders”) of the Trust, to be held on March 28, 2018, at 9:00 a.m. Eastern Time, in the offices of Jackson National Life Insurance Company (“Jackson National”), 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”).

The purpose of the Meeting is to consider and act upon the following proposal with respect to the Funds noted below and to transact such other business as may properly come before the Meeting or adjournments thereof:

1.
Shareholders of the JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, and JNL/Mellon Capital Real Estate Sector Fund of the JNL Series Trust, voting separately: To approve an amended fundamental policy regarding industry concentration (the “Amended Policy” or the “Proposal”).

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Notice, this proxy statement, and the accompanying voting instructions card were first mailed on or about February 22, 2018.

Additional Information

Additional information regarding the Trust can be found in the Trust’s most recent annual and semi-annual reports to Shareholders.

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2016, a copy of the Trust’s semi-annual report for the period ended June 30, 2017, or a copy of the Trust’s prospectus and statement of additional information to any Shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

VOTING INSTRUCTIONS

Quorum and Voting

The Amended and Restated By-Laws of JNL Series Trust dated September 25, 2017 (the “By-Laws”) provide that a majority of the shares entitled to vote shall constitute  a quorum for the transaction of business at a Shareholders’ meeting, except where any provision of law or the Amended and Restated Declaration of Trust dated September 25, 2017 (the “Declaration of Trust”) permits or requires that holders of any series or class shall vote as a series or class, then a majority of the aggregate number of shares in that series or class that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class at a Shareholders’ meeting. The presence of Jackson National and/or Jackson National Life Insurance Company of New York (“Jackson NY,” and together with Jackson National, the “Insurance Companies”), through the presence of an authorized representative, constitutes a quorum.

The By-Laws further provide that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.  A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger.  At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting.  Any person giving voting instructions may revoke them at any time prior to their exercise by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of each Fund in accordance with all properly executed and unrevoked voting instructions.  Unless otherwise specified in the proxy, the proxy shall apply to all shares of each Fund owned by the Shareholder.

Required Vote

The election of a Trustee requires the affirmative vote of a plurality of votes, which means that the Trustees who receive the most votes will be elected to the available positions.  Generally, a simple majority of votes cast is sufficient to take or authorize action upon any matter which may be presented for a Shareholder vote, unless more than a simple majority is required by law, the

Declaration of Trust or the By-Laws.  Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve a proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  If a Shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. However, abstentions will be disregarded for in determining the “votes cast” on an issue. The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on the Proposal could have the same practical effect as an instruction to vote against the Proposal.

Approval of the Proposal will require the affirmative vote of a majority of the outstanding voting securities of each Fund, as that term is defined under the Investment Company Act of 1940, as amended, (the “1940 Act”), which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

If the Proposal is approved by Shareholders of each respective Fund, it will be implemented on or about April 30, 2018.

Contract Owner Voting Instructions

The Trust is organized as a Massachusetts business trust.  Interests in the Funds, each a series of the Trust, are represented by shares.  Shares of each Fund currently are sold only to separate accounts of Jackson National or Jackson NY to fund the benefits of variable life insurance and variable annuity contracts (“Variable Contracts”) issued by Jackson National or Jackson NY (the “issuing insurers”), to employee benefit plans of Jackson National or directly to Jackson National, Jackson NY, or to regulated investment companies.  Although the issuing insurers legally own all of the shares of the Funds held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant issuing insurer, as provided in your Variable Contract, in shares of the Funds.

You have the right under your Variable Contract to instruct the issuing insurer how to vote the shares attributable to your Variable Contract.  The issuing insurer will vote all such shares in accordance with the voting instructions timely given by the owners of Variable Contracts (“Contract Owners”) with assets invested in the Funds.  Contract Owners at the close of business on February 2, 2018 (the “Record Date”), will be entitled to notice of the Meeting and to instruct the relevant issuing insurer how to vote at the Meeting or any adjourned session.  Jackson National and Jackson NY will vote shares owned by themselves or by the plans in proportion to voting instructions timely given by Contract Owners.

Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Variable Contracts as of the Record Date. When a Contract Owner completes the voting instructions form and sends it to the appropriate issuing insurer, that issuing insurer will vote the shares attributable to the Variable Contract of the Contract Owner in accordance with the Contract Owner’s instructions. If a Contract Owner merely signs and returns the form, the issuing insurer will vote those shares in favor of the Proposal. If the Contract Owner does not return the form, the issuing insurer will vote those shares in the same proportion as shares for which instructions were received from other Contract Owners.  As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the Proposal. The issuing insurers have fixed the close of business on March 26, 2018, as the last day on which voting instructions will be accepted.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If Trust receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment.

The Meeting may be adjourned by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of the Proposal to receive sufficient votes for approval.  No Shareholder vote shall be required for any adjournment.  No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting.  Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

Revocation of Voting Instructions

At any time prior to the Meeting, any person giving voting instructions may revoke their voting instructions by providing the Secretary of the Trust a properly executed written revocation of such voting instructions and properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting. The issuing insurers will vote the shares of the Funds in accordance with all properly executed and unrevoked voting instructions.

SUMMARY OF THE PROPOSAL

PROPOSAL: TO APPROVE AN AMENDED FUNDAMENTAL POLICY REGARDING INDUSTRY CONCENTRATION

(Shareholders of the JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, and JNL/Mellon Capital Real Estate Sector Fund of the JNL Series Trust, voting separately)

On November 28-30, 2017, the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), approved an amended fundamental policy regarding industry concentration for each of the JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, and JNL/Mellon Capital Real Estate Sector Fund (each a “Fund,” and collectively, the “Funds”), subject to approval by Shareholders (the “Amended Policy” or the “Proposal”).

All mutual funds are required to adopt fundamental policies with respect to a limited number of matters.  Fundamental investment restrictions or policies cannot be changed, as a matter of law, without shareholder approval. Jackson National Asset Management, LLC (“JNAM”), the investment adviser to the Funds, has reviewed each of the current fundamental policies for the Funds and has recommended to the Board that the fundamental policy with respect to industry concentration for the Funds be revised.  The primary purpose of the Amended Policy is to remove the Funds’ current 25% industry concentration limit because the Funds are “Sector Funds,” which means that they intend to invest at least 80% of their respective assets in the stocks included in the corresponding MSCI sector index.

The Funds launched on September 25, 2017, and, on September 28, 2017, it was determined that the Funds were inadvertently subject to the 25% industry concentration limit. The Funds have been in compliance with the 25% industry concentration limit since September 29, 2017.  If the Proposal is approved by Shareholders, the 25% industry concentration limitation will no longer apply to the Funds, effective April 30, 2018.

At its November 28-30, 2017 meeting, the Board reviewed materials provided by JNAM and upon review and consideration of those materials, as well as discussion with their independent counsel, concluded that the Amended Policy is appropriate. In reaching its conclusion, the Board considered the Funds' investment strategies and their correlation to the respective MSCI sector indices, the current 25% industry concentration limit, and the Amended Policy.

The Amended Policy is set forth in the table below. The underlined text in the table below reflects language that is proposed to be added to the fundamental policy and the text that is stricken through will be removed.

Current Fundamental Policy	New Fundamental Policy (if approved by Fund Shareholders)

(2)          No Fund (except for the JNL/BlackRock Global Natural Resources Fund, JNL/Brookfield Global Infrastructure and MLP Fund, JNL/Invesco Global Real Estate Fund, JNL/Mellon Capital MSCI KLD 400 Social Index Fund, and JNL/Mellon Capital Utilities Sector Fund) may invest more than 25% (for the Invesco sub-advised Fund, the percentage limitation is a non-fundamental restriction) of the value of their respective assets in any particular industry (other than U.S. Government securities and/or foreign sovereign debt securities).  It is important to note that industry classification may be very narrow.  For example, the telecommunications industry is comprised of several services, which are considered separate industries by the Sub-Advisers.  Services can include cellular, long distance, paging and messaging, satellite or data and internet.  As the telecommunications industry continues to expand, there may be more service industries created.  As another example, within the metals and mining industry, issuers may be classified into several distinct industries that are considered separate industries, including, but not limited to the following: aluminum, diversified metals and mining, gold, precious metals and minerals, steel, copper, and nickel.  As different industries continue to expand, new technologies are created, and companies continue to specialize, there may be more industries created.  Currency positions are not considered to be an investment in a foreign government for industry concentration purposes, but may be considered an investment in a foreign government for other portfolio compliance testing purposes.

(2)          No Fund (except for the JNL/BlackRock Global Natural Resources Fund, JNL/Brookfield Global Infrastructure and MLP Fund, JNL/Invesco Global Real Estate Fund, JNL/Mellon Capital MSCI KLD 400 Social Index Fund, ~~and~~ JNL/Mellon Capital Utilities Sector Fund, JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, and JNL/Mellon Capital Real Estate Sector Fund) may invest more than 25% (for the Invesco sub-advised Fund, the percentage limitation is a non-fundamental restriction) of the value of their respective assets in any particular industry (other than U.S. Government securities and/or foreign sovereign debt securities).  It is important to note that industry classification may be very narrow.  For example, the telecommunications industry is comprised of several services, which are considered separate industries by the Sub-Advisers.  Services can include cellular, long distance, paging and messaging, satellite or data and internet.  As the telecommunications industry continues to expand, there may be more service industries created.  As another example, within the metals and mining industry, issuers may be classified into several distinct industries that are considered separate industries, including, but not limited to the following: aluminum, diversified metals and mining, gold, precious metals and minerals, steel, copper, and nickel.  As different industries continue to expand, new technologies are created, and companies continue to specialize, there may be more industries created.  Currency positions are not considered to be an investment in a foreign government for industry concentration purposes, but may be considered an investment in a foreign government for other portfolio compliance testing purposes.

Current Fundamental Policy	New Fundamental Policy (if approved by Fund Shareholders)

The JNL/BlackRock Global Natural Resources Fund normally invests in a portfolio consisting of companies in a variety of natural resource related sectors, such as energy, chemicals, oil, gas, paper, mining, steel or agricultural products. Under certain circumstances, however, the Fund may concentrate its investments in one or more of these sectors. In addition, the Fund will concentrate its investments in one or more issuers in the natural resources related industries.

The JNL/Brookfield Global Infrastructure and MLP Fund may concentrate its investments in MLPs and publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the United States.

The JNL/Invesco Global Real Estate Fund will concentrate (as such term may be defined or interpreted under the 1940 Act, the rules thereunder, and governing interpretations) its investments in the securities of domestic and foreign real estate and real estate-related companies. For purposes of this fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies (i) where at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs that own property, and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

The JNL/Mellon Capital MSCI KLD 400 Social Index Fund seeks to track the investment results of the MSCI KLD 400 Social Index (the “Index”), which is a free float-adjusted market capitalization index designed to target U.S. companies that have positive environmental, social and governance (“ESG”) characteristics.  The Fund’s investments may be concentrated in certain industries to the extent such industries are represented in the Index.

The JNL/Mellon Capital Utilities Sector Fund invests under normal circumstances at least 80% of its assets in the stocks included in the MSCI USA IMI Utilities Index (“Index”) in proportion to their market capitalization weighting in the Index.  The Fund may concentrate in certain industries in the utilities sector to the extent such industries are represented in the Index.

The JNL/BlackRock Global Natural Resources Fund normally invests in a portfolio consisting of companies in a variety of natural resource related sectors, such as energy, chemicals, oil, gas, paper, mining, steel or agricultural products. Under certain circumstances, however, the Fund may concentrate its investments in one or more of these sectors. In addition, the Fund will concentrate its investments in one or more issuers in the natural resources related industries.

The JNL/Brookfield Global Infrastructure and MLP Fund may concentrate its investments in MLPs and publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the United States.

The JNL/Invesco Global Real Estate Fund will concentrate (as such term may be defined or interpreted under the 1940 Act, the rules thereunder, and governing interpretations) its investments in the securities of domestic and foreign real estate and real estate-related companies. For purposes of this fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies (i) where at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs that own property, and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

The JNL/Mellon Capital MSCI KLD 400 Social Index Fund seeks to track the investment results of the MSCI KLD 400 Social Index (the “Index”), which is a free float-adjusted market capitalization index designed to target U.S. companies that have positive environmental, social and governance (“ESG”) characteristics.  The Fund’s investments may be concentrated in certain industries to the extent such industries are represented in the Index.

The JNL/Mellon Capital Utilities Sector Fund invests under normal circumstances at least 80% of its assets in the stocks included in the MSCI USA IMI Utilities Index (“Index”) in proportion to their market capitalization weighting in the Index.  The Fund may concentrate in certain industries in the utilities sector to the extent such industries are represented in the Index.

The JNL/Mellon Capital Consumer Staples Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in

Current Fundamental Policy	New Fundamental Policy (if approved by Fund Shareholders)

the MSCI USA IMI Consumer Staples Index (“Index”) in proportion to their market capitalization weighting in the Index.  The Fund may concentrate in certain industries in the consumer staples sector to the extent such industries are represented in the Index.

The JNL/Mellon Capital Industrials Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI USA IMI Industrials Index (“Index”) in proportion to their market capitalization weighting in the Index.  The Fund may concentrate in certain industries in the industrials sector to the extent such industries are represented in the Index.

The JNL/Mellon Capital Materials Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI USA IMI Materials Index (“Index”) in proportion to their market capitalization weighting in the Index.  The Fund may concentrate in certain industries in the materials sector to the extent such industries are represented in the Index.

The JNL/Mellon Capital Real Estate Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI USA IMI Real Estate Index (“Index”) in proportion to their market capitalization weighting in the Index.  The Fund may concentrate in certain industries in the real estate sector to the extent such industries are represented in the Index.

The Amended Policy is not expected to have any material effect on the manner in which the Funds are managed or on each of the Fund’s current investment objective.  If approved by Shareholders of the Funds, the Amended Policy will become effective on April 30, 2018.  If the Amended Policy is not approved by Shareholders of any Fund, the current policy will remain in effect for that Fund.

Approval of the Amended Policy for the Funds requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Funds, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of a Fund, or (ii) 67% or more of the voting securities of a Fund present at the Meeting if more than 50% of the Funds’ outstanding voting securities are present at the Meeting in person or by proxy.  For this purpose, “voting securities” refers to the shares of each of the Funds. The vote of one Fund is not dependent upon the vote of another Fund. Each Fund will vote on the Proposal separately. It is possible that the Proposal may be approved for one or more Funds, but not all Funds.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE FUNDS VOTE “FOR” APPROVAL OF THE PROPOSAL.

OTHER MATTERS

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. JNAM also serves as the Trust’s Administrator. Jackson National Life Distributors LLC (“JNLD”), an affiliate of the JNAM and the Trust, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson National. JNLD is located at 7601 Technology Way,

Denver, Colorado 80237. JNLD also is the principal underwriter of the variable annuity insurance products issued by Jackson National and its subsidiaries.

OUTSTANDING SHARES

The Trustees have fixed the close of business on February 2, 2018, as the Record Date for the determination of the Shareholders entitled to vote at the Meeting.  Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share.  As of the Record Date, there were issued and outstanding the following number of Fund shares:

Fund	Shares Outstanding
JNL/Mellon Capital Consumer Staples Sector Fund (Class A)	1,048,952.752
JNL/Mellon Capital Consumer Staples Sector Fund (Class I)	7,917.094
JNL/Mellon Capital Industrials Sector Fund (Class A)	2,531,180.086
JNL/Mellon Capital Industrials Sector Fund (Class I)	9,327.707
JNL/Mellon Capital Materials Sector Fund (Class A)	9,382,589.905
JNL/Mellon Capital Materials Sector Fund (Class I)	661.458
JNL/Mellon Capital Real Estate Sector Fund (Class A)	847,616.993
JNL/Mellon Capital Real Estate Sector Fund (Class I)	15,897,886.742

As of February 2, 2018, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Funds.

Because shares in the Trust are sold only to the Insurance Companies, certain Funds of the Trust, and certain investment companies managed by affiliates of JNAM organized as Fund of Funds, Jackson National, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts and certain retirement plans, is the owner of record of substantially all of the shares of the Trust.  In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the funds, in some cases representing the initial capital contributed at the inception of a fund, and in other cases representing investments made for other corporate purposes.  As may be required by applicable law and interpretations of the staff of the SEC, the Insurance Companies will solicit voting instructions from owners of Variable Contracts regarding matters submitted to Shareholder vote, and will vote the shares held by its separate accounts in accordance with the voting instructions received from Contract Owners to whose contracts such shares are attributable.  This is sometimes referred to as “pass through” voting. Further, those shares which are owned by Jackson National through its general account, and shares held in the separate accounts for which no voting instructions are received from Contract Owners, also will be voted in the same proportions as those shares for which voting instructions are received from Contract Owners.  This is sometimes referred to as “echo” voting.  Because of proportional voting the vote of a small number of Contract Owners could determine the outcome of the Proposal subject to Shareholder vote.

As of the Record Date, February 2, 2018, the following persons owned 5% or more of the shares of the Funds either beneficially or of record:

JNL/Mellon Capital Materials Sector Fund (Class I)
Contract Owner's Name/Address	Percent Ownership of Shares of each Fund
Jackson National Life - Seed Money 1 Corporate Way Lansing, MI 48951	7.56%
JNL/Mellon Capital Real Estate Sector Fund (Class I)
Contract Owner's Name/Address	Percent Ownership of Shares of each Fund
JNL Institutional Alt 50 Fund 1 Corporate Way Lansing, MI 48951	30.83%
JNL Institutional Alt 20 Fund 1 Corporate Way Lansing, MI 48951	24.94%
JNL Disciplined Moderate Growth Fund 1 Corporate Way Lansing, MI 48951	15.82%
JNL Disciplined Growth Fund 1 Corporate Way Lansing, MI 48951	11.99%
JNL Disciplined Moderate Fund 1 Corporate Way Lansing, MI 48951	7.26%
JNAM Guidance - Alt 100 Fund 1 Corporate Way Lansing, MI 48951	6.70%

Contract Owners may be deemed to have an indirect beneficial interest in the Fund shares owned by the separate accounts.  As noted above, Contract Owners have the right to give instructions to the Jackson National and Jackson NY Shareholders as to how to vote the Fund shares attributable to their Variable Contracts.  As of February 2, 2018, the following persons may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Funds:

JNL/Mellon Capital Industrials Sector Fund (Class I)
Contract Owner's Name/Address	Percent Ownership of Shares of each Fund
WFCS LLC FBO David Raymond One North Jefferson Avenue MAC H0006 St. Louis, MO 63103	45.27%
JNL/Mellon Capital Materials Sector Fund (Class I)
Contract Owner's Name/Address	Percent Ownership of Shares of each Fund
Kenneth Lange 9684 Ridge Top Trail Clarkston, MI 48348	67.56%

CONTINGENCY PLAN

If the Proposal is not approved by Shareholders, the Board will consider what actions are appropriate and in the best interests of Shareholders of the Funds. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit Shareholders of the Funds to approve the Proposal.

OTHER BUSINESS

The Trustees do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Trust does not hold regular meetings of Shareholders.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of Shareholders should send their written proposals to the Secretary of the Trust at the address set forth on the first page of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of Shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, telephone, or personal contact by officers or employees of the Trust, JNAM, or Jackson National.

JNAM, as the Trust’s Administrator, has retained the services of  Computershare Fund Services ("Computershare"), 2950 Express Drive South, Suite 210, Islandia, New York 11749 , to assist in the mailing of proxy statements and solicitation of voting instructions.  The anticipated cost of the services to be provided by  Computershare in connection with this proxy solicitation is approximately $ 13,526 .

The costs of the printing and mailing of the Notice, this proxy statement, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM.  The Trust is not expected to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Mark D. Nerud
Trustee, President, and Chief Executive Officer

Dated: February 15 , 2018
Lansing, Michigan